               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We hereby consent to the incorporation by reference to the Company's previously filed Registration Statement on Form S-8 of our report dated June 18, 1999, relating to the consolidated financial statements of Boston Restaurant Associates, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended April 25, 1999.


                                                 /s/ BDO Seidman, LLP
                                                 -------------------------
                                                     BDO Seidman, LLP



Boston, Massachusetts
July 23, 1999